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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 31, 2001
                                                         ----------------


                                  GENUITY INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                    000-30837                   74-2864824
        --------                    ---------                   ----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                      Identification No.)


3 Van de Graaff Drive, Burlington, MA                              01803
-------------------------------------                              -----
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, including Area Code: (781) 262-4000
                                                           --------------

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                           This is Page 1 of 10 Pages.
                        Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

On January 31, 2001, Genuity Inc., a Delaware corporation ("Genuity"), issued a press release discussing the results of its fourth quarter. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
          ---------

          99.1  Press Release dated January 31, 2001 of Genuity Inc.


                                       2
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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.


                              By: /s/ Daniel P. O'Brien
                                  ---------------------
                                  Name:  Daniel P. O'Brien
                                  Title: Executive Vice President and
                                         Chief Financial Officer


Date:  January 31, 2001


                                       3
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                                 EXHIBIT INDEX

Exhibit No.      Description of Exhibits                                  Page
-----------      -----------------------                                  ----

   99.1          Press Release dated January 31, 2001 of Genuity Inc.       5



                                       4